MAST0307, Group3  30 year  5.6's        Date:07/15/2003   12:43:31

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UBS Investment Bank	CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890	Pac Bands I: 125- 350 II: 0- 0 III: 0- 0
Closing Date: 7/30/2003	WHOLE 30 year Pricing Speed: 250 PSA	PacI %: 54.16 Indices: 1ML 1.300
First Pay: 8/25/2003	WAC:5.92 WAM:358.00

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Tranche Name	Bal (MM)	Coupon	Payment Window	Aver. Life	Dur	Tx Yr	Spread Yield bp	Price %	Description	Day Del	Deal %

3A1

40,082,000

5.00000

8/03- 5/23

4.68

-2

24    95.48

3A2

1,239,000

5.00000

8/03- 5/23

4.68

-2

24     2.95

SUB3

651,928.39

5.00000

8/03- 5/23

8.58

-2

24     1.55

3AX

5,442,132.34

5.00000

8/03- 5/23

4.74

4

24   12.96

3PO

7,079.61

0.00000

8/03- 5/23

4.70

4

24    0.02

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Collateral

 Type

Balance

Coupon

Prepay

WAM

Age

WAC

 WHOLE

41,542,995

5.655

PSA   325

238

2

5.905

 WHOLE

437,013

4.919

PSA   325

238

2

5.169

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.